UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
ACT OF 1934
Date of Report (Date of earliest event reported): December 28, 2010
Apartment Trust of America, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-52612	20-3975609
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4901 Dickens Road, Suite 101, Richmond, Virginia 23230
(Address of principal executive offices)
(Zip Code)
(804) 237-1335
(Registrant’s telephone number, including area code)
Grubb & Ellis Apartment REIT, Inc.
1551 N. Tustin Avenue, Suite 300, Santa Ana, California 92705
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02	Termination of a Material Definitive Agreement.
     As previously disclosed in a Current Report on Form 8-K filed on November 3, 2010, Apartment Trust of America, Inc. (the “Company”) received written notice from Grubb & Ellis Apartment REIT Advisor, LLC (“Grubb & Ellis Apartment REIT Advisor”) that Grubb & Ellis Apartment REIT Advisor had elected to terminate that certain second amended and restated advisory agreement dated June 3, 2010 between the Company and Grubb & Ellis Apartment REIT Advisor (the “Former Advisory Agreement”). Pursuant to the Former Advisory Agreement, either party was permitted to terminate the Former Advisory Agreement upon 60 days’ written notice without cause or penalty. Therefore, the Former Advisory Agreement terminated on December 31, 2010 and Grubb & Ellis Apartment REIT Advisor no longer serves as the Company’s advisor. In connection with the termination of the Former Advisory Agreement, on January 3, 2011, Grubb & Ellis Apartment REIT Advisor notified the Company that it has elected to defer the redemption of its Incentive Limited Partnership Interest (as such term is defined in the agreement of limited partnership for the Company’s operating partnership) until, generally, the earlier to occur of (i) a listing of the Company’s shares on a national securities exchange or national market system or (ii) a liquidity event.
     In addition, as previously disclosed in a Current Report on Form 8-K filed on November 3, 2010, the Company received written notice from Grubb & Ellis Securities, Inc. (“GES”) that GES had elected to terminate that certain Dealer Manager Agreement dated June 22, 2009 between the Company and GES (the “GES Dealer Manager Agreement”). Pursuant to the GES Dealer Manager Agreement, either party was permitted to terminate the GES Dealer Manager Agreement upon 60 days’ written notice. Therefore, the GES Dealer Manager Agreement terminated on December 31, 2010 and GES no longer serves as the exclusive dealer manager with respect to the Company’s offering of its shares of common stock to the public.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     The Company’s board of directors adopted an amendment to the Company’s charter (the “Charter Amendment”) to change the Company’s corporate name from Grubb & Ellis Apartment REIT, Inc. to Apartment Trust of America, Inc. The Charter Amendment was filed with the Maryland State Department of Assessments and Taxation on December 29, 2010.
     A copy of the Charter Amendment is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.
     The Company is distributing a stockholder letter regarding stockholder share repurchase requests (the “Stockholder Letter”) to certain of its stockholders. The full text of the Stockholder Letter is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.
     The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 8.01	Other Events.
     Suspension of Public Offering
          As previously disclosed in a Current Report on Form 8-K filed on November 12, 2010, the Company entered into an agreement (the “Dealer Manager Agreement”) with Realty Capital Securities, LLC (“RCS”) on November 5, 2010, whereby RCS agreed to serve as the Company’s exclusive dealer manager effective as of the first date upon which all of the following have occurred: (i) the Former Advisory Agreement has expired or has been terminated; (ii) the GES Dealer Manager Agreement has expired or has been terminated; and (iii) RCS has received a No-Objections notice from the Financial Industry Regulatory Authority in connection with the Company’s current public offering. While both the Former Advisory Agreement and the GES Dealer Manager Agreement have been terminated, RCS has not yet received a No-Objections notice from the Financial Industry Regulatory Authority. Furthermore, the Company has not yet entered into a new advisory agreement, although the Company intends to enter into a new advisory agreement with a new advisor entity owned by American Realty Capital, LLC, an unaffiliated entity, and ROC REIT Advisors, LLC. Therefore, the Company has suspended the current offering of shares of its common stock to the public until the Dealer Manager Agreement is effective. The Company cannot make any assurances that (i) it will enter into a new advisory agreement, (ii) the Dealer Manager Agreement will become effective, (iii) RCS will become the Company’s successor exclusive dealer manager, or (iv) the Company will offer shares of its common stock to the public in the future.
     Declaration of Distributions
          Effective as of December 28, 2010, our board of directors authorized a daily distribution to our stockholders of record as of the close of business on each day of the period commencing on January 1, 2011 and ending on January 31, 2011. The distributions will be calculated based on 365 days in the calendar year and will be equal to $0.0016438 per share of common stock, which is equal to an annualized distribution rate of 6.0%, assuming a purchase price of $10.00 per share. These distributions will be aggregated and paid in cash monthly in arrears. The distributions declared for each record date will be paid in February 2011 only from legally available funds.
     Name Change of Operating Partnership
          On December 30, 2010, the Company’s operating partnership filed a Certificate of Amendment of a Certificate of Limited Partnership with the Commonwealth of Virginia State Corporation Commission to change the name of the operating partnership from Grubb & Ellis Apartment REIT Holdings, LP to Apartment Trust of America Holdings, LP.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.
3.1	Third Articles of Amendment to the Articles of Amendment and Restatement, effective December 29, 2010.

99.1	Apartment Trust of America, Inc. Stockholder Letter.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apartment Trust of America, Inc.
Dated: January 5, 2011	By:	/s/ Stanley J. Olander, Jr.
		Name:	Stanley J. Olander, Jr.
		Title:	Chief Executive Officer and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
3.1	Third Articles of Amendment to the Articles of Amendment and Restatement, effective December 29, 2010.

99.1	Apartment Trust of America, Inc. Stockholder Letter.

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